UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2009 (June 8, 2009)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-055617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd., #959 Beverly Hills, CA	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 860-2501
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
On June 8, 2009, Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), entered into a Series 6-A Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”), a form of which is attached hereto as Exhibit 10.1, with an investor (the “Purchaser”), whereby the Registrant issued and sold 350 shares of its Series 6-A Convertible Preferred Stock, par value $0.01 per share (the “Series 6-A Preferred Stock”), and warrants to purchase an aggregate of 210,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $0.50 per share, exercisable in full at any time for a period of two years from the date of issuance, in substantially the form attached hereto as Exhibit 10.2 (the “Warrants”), in a private placement for an aggregate purchase price of $350,000.00. The purchase price for the Series 6-A Preferred Stock and Warrants was $1,000.00 per unit (each, a “Unit”), with each Unit consisting of one (1) share of Series 6-A Preferred Stock and a warrant to purchase six hundred (600) shares of Common Stock. The Purchaser represented to the Registrant in writing that he is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
On June 10, 2009, in consideration for the future strategic advice and assistance to be provided by certain members of the newly-created Medical Advisory Board (the “Medical Advisory Board”), the Registrant issued warrants to purchase 150,000 shares of Common Stock, at an initial purchase price of $0.625 per share, in substantially the form attached hereto as Exhibit 10.3 (the “Medical Advisory Board Warrants”). The Medical Advisory Board Warrants expire three years from the date of issuance, and shall vest according to the following schedule: (i) one-third of the shares subject to the Medical Advisory Board Warrants vested immediately upon issuance; and (ii) the remaining two-thirds of the shares subject to the Medical Advisory Board Warrants vest on the one year anniversary of the date of issuance. The holder of the Medical Advisory Board Warrants represented to the Registrant in writing that he is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act.
On June 10, 2009, the Registrant issued: (i) 75,000 shares of Common Stock to Dr. William Shoemaker (“Dr. Shoemaker”), in consideration for his future service on the Medical Advisory Board; and (ii) 75,000 shares of Common Stock to Dr. James McSweeney (“Dr. McSweeney”), in consideration for his future service as a Physician Manager on the Board of Managers of Outpatient Surgery of Del Mar, LLC, a California limited liability company and a subsidiary of the Registrant. Drs. Shoemaker and McSweeney each represented to the Registrant in writing that he is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act.
The offer and sale of the Series 6-A Preferred Stock, the Warrants, the Medical Advisory Board Warrants and the Common Stock were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(2) and Regulation D promulgated thereunder.
Item 9.01 Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description
10.1	Form of Series 6-A Preferred Stock and Warrant Purchase Agreement

10.2	Form of Warrant

10.3	Form of Medical Advisory Board Warrant

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Series 6-A Preferred Stock and Warrant Purchase Agreement

10.2	Form of Warrant

10.3	Form of Medical Advisory Board Warrant

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: June 12, 2009	By:	/s/ Donald C. Parkerson
Donald C. Parkerson
Chief Financial Officer

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